EXHIBIT 10.10

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LICENSE AGREEMENT

This LICENSE AGREEMENT executed this 7 day of November, 2002 is made by and between BioMedicines Inc., a Delaware corporation with principal offices located at 2000 Powell Street, Suite 1640, Emeryville, California 94608 (“BioMedicines”) and Chiron Corporation, a Delaware corporation with principal offices located at 4560 Horton Street, Emeryville, California 94608 (“Chiron”).

WITNESSETH:

WHEREAS, Chiron has the right to grant licenses under certain patent rights in technology relating to recombinant human omega interferon (“Omega Interferon” or “rhIFN-?”);

WHEREAS, Chiron has agreed to grant to BioMedicines an exclusive license under such patents on the terms and conditions set forth herein; and

WHEREAS, simultaneously with the execution of this Agreement, BioMedicines is issuing to Chiron a warrant for shares of BioMedicines preferred shares (as defined hereinbelow).

NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement and the Warrant, the parties agree as follows:

ARTICLE 1.

DEFINITIONS

1.01                        “Affiliate” shall mean a corporation or other business entity controlled by, controlling, or under common control with a Party.  For this purpose, control shall mean the direct or indirect ownership of at least fifty percent (50%) of the voting stock or at least fifty percent (50%) interest in the income of such corporation or other business.

1.02                        “Agreement” shall mean this Agreement.

1.03                        “Chiron Patent Rights” shall mean collectively Chiron’s right, title and interest in the following intellectual property rights: (a) the patents listed in Exhibit A and (b) any and all extensions or restorations by existing or future extension or restoration mechanisms, including without limitation, supplementary protection certificates or the equivalent thereof, substitutions, confirmations, reregistrations, reexaminations, revalidations, reissues, renewals, extensions or additions to any such foregoing patents.

1.04                        “Confidential Information” shall mean (a) any information of either Party, which, if written, is marked confidential by the disclosing Party or, if oral, is reduced to writing, marked confidential by the disclosing Party, and provided to the non-disclosing Party within thirty (30) days of the oral disclosure, (b) all information relating to the prosecution, maintenance or defense of the Chiron Patent Rights and (c) Net Sales.

1.05                        “Default” shall mean, with respect to either Party, such Party shall have failed to perform any material obligation set forth herein; provided however, that such Party shall have not brought, or not commenced substantial remedial action to bring, the facts underlying such representation or warranty into conformance with such representation or warranty or shall not have performed, or commenced substantial remedial action to perform, such material obligation, within sixty (60) days after receipt of written notice from the other Party specifying in detail the material obligation which has not been performed and requesting that the failure to perform be remedied within sixty (60) days.

1.06                        “Effective Date” shall mean the date upon which the Warrant is issued by BioMedicines to Chiron pursuant to Section 5.01 hereof.

1.07                        “First Commercial Sale” shall mean the initial transfer of a Licensed Product to a Third Party in exchange for cash or some equivalent to which value can be assigned for purposes of determining Net Sales.

1.08                        “Field” shall mean the treatment, diagnosis or prevention of disease in humans and animals.

1.09                        “Force Majeure” shall mean any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, fire, explosion, breakdown of plant, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, acts of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative or any such government, inability to procure or use materials, labor, equipment, transportation, or energy sufficient to meet manufacturing needs without the necessity of allocation, or any other cause whatsoever, whether similar or dissimilar to those above enumerated, beyond the reasonable control of such Party, if and only if the Party affected shall have used reasonable efforts to avoid such occurrence and to remedy it promptly if it shall have occurred and shall have notified the other Party in writing of the reasons for the delay or default.

1.10                        “GAAP” shall mean United States generally accepted accounting principles consistently applied.

1.11                        “Licensed Products” shall mean any and all rhIFN-? healthcare products, the manufacture, use, sale or offer to sell of which would, but for the licenses granted in this Agreement, infringe one or more of the Valid Claims of the Chiron Patent Rights.

1.12                        “Net Sales” shall mean all revenues recognized in accordance with GAAP from the sale of Licensed Products by BioMedicines, its Affiliates or sublicensees to Third Parties, less returns

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and allowances (actually paid and allowed, including, but not limited to, prompt payment and volume discounts, charge backs from wholesalers and other allowances granted to customers, whether in cash or trade), freight, packing, insurance, rebates actually paid and allowed, and sales and other taxes based on sales prices when included in gross sales, but not including taxes when assessed on income derived from such sales.

1.13                        “Party” shall mean BioMedicines or Chiron, as the case may be, and “Parties” shall mean BioMedicines and Chiron collectively.

1.14                        “Person” shall mean an individual, a partnership, a joint venture, a corporation, a trust, an estate, an unincorporated organization, or any other entity, or a government or any department or agency thereof.

1.15                        “Territory” shall mean the United States of America.

1.16                        “Third Party” shall mean any Person other than Chiron and BioMedicines.

1.17                        “Valid Claim” shall mean a claim of an issued and unexpired patent included within the Chiron Patent Rights which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

1.18                        “Warrant” shall have the meaning set forth in Section 5.01 hereof.

ARTICLE 2.

LICENSE GRANT

2.01                        License Grant to BioMedicines.

(a)                                  Grant to BioMedicines.  On the terms and conditions set forth herein, Chiron hereby grants to BioMedicines and its Affiliates an exclusive license, with the right to grant sublicenses solely pursuant to Section 2.01(b), under the Chiron Patent Rights to make, have made, use, have used, sell, have sold and offer for sale Licensed Products in the Field anywhere in the Territory.

(b)                                 Sublicenses.  BioMedicines shall not have the right to grant sublicenses under this Agreement without the prior written consent of Chiron, such consent not to be unreasonably withheld; provided however, that Chiron’s consent to any sublicense hereunder is subject to the following:

(i)                                     BioMedicines agrees that it shall require that its sublicensees be bound and be fully responsible for complying with all obligations hereunder;

(ii)                                  BioMedicines agrees not receive from its sublicensees anything of value in lieu of cash consideration without the express prior written consent of Chiron.

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Furthermore, BioMedicines agrees to provide to Chiron a fully executed copy of any sublicense agreement within [*] days of execution.

Any and all payments BioMedicines receives as consideration for a sublicense granted by BioMedicines pursuant to this Section 2.01(b) shall be treated as Net Sales under this Agreement.

(c)                                  No Other Licenses.  Other than to Chiron Patent Rights, this Agreement confers no license or rights by implication, estoppel or otherwise to BioMedicines under any patent applications or patents of Chiron regardless of whether such patents are dominant or subordinate to Chiron Patent Rights.

2.02                        Chiron Reserved Rights.  During the term of this Agreement, Chiron shall have an unrestricted right to use the Chiron Patent Rights for any research or commercial purpose other than the development and commercialization of Licensed Products.

ARTICLE 3.

REPRESENTATIONS, WARRANTIES AND COVENANTS;
LIMITATION OF LIABILITY

3.01                        Representations and Warranties of BioMedicines.

(a)                                  Corporate Power.  BioMedicines is duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)                                 Due Authorization.  BioMedicines is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.  The Person executing this Agreement on BioMedicines’ behalf has been duly authorized to do so by all requisite corporate action.

(c)                                  Binding Agreement.  This Agreement is a legal and valid obligation binding upon BioMedicines, and enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement by BioMedicines does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

3.02                        Representations and Warranties of Chiron.

(a)                                  Corporate Power.  Chiron is duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof.

(b)                                 Due Authorization.  Chiron is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.  The Person executing this Agreement on Chiron’s behalf has been duly authorized to do so by all requisite corporate action.

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(c)                                  Binding Agreement.  This Agreement is a legal and valid obligation binding upon Chiron, and enforceable in accordance with its terms.  The execution, delivery and performance of this Agreement by Chiron does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d)                                 No Other Warranties.  Chiron offers as warranties the statements set forth herein.  Chiron makes no other warranties.  Chiron does not warrant the validity or enforceability of the Chiron Patent Rights and makes no representations whatsoever with regard to the scope of the Chiron Patent Rights, or that the Chiron Patent Rights may be exploited without infringing other patents or other intellectual property rights of Third Parties.  CHIRON MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR INFRINGEMENT OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE CHIRON PATENT RIGHTS. Chiron does not represent that it will commence legal actions of any kind against third parties for infringement of any of the Chiron Patent Rights.

3.03                        Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY PROVIDED HEREIN.

ARTICLE 4.

DEVELOPMENT AND COMMERCIALIZATION

4.01                        Diligence.  BioMedicines, in its sole discretion, shall have the right to make all decisions relating to the development and commercialization of Licensed Products including, but not limited to, all decisions relating to the research, pre-clinical, and clinical development of Licensed Products, and the promotion, advertising, marketing and pricing of Licensed Products.  BioMedicines shall use its commercially reasonable efforts to actively develop and market at least one Licensed Product in the Territory as expeditiously as possible.

4.02                        Diligence Reports.  BioMedicines shall deliver to Chiron, on [*] until the [*], a reasonably detailed report of BioMedicines development activities for the prior [*] period.

ARTICLE 5.

CONSIDERATION

5.01                        Warrant.  In consideration for the grant of the rights and licenses set forth in Section 2.01, in addition to the other payments set forth in this Article 5, BioMedicines shall issue to

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Chiron within thirty (30) days of the Effective Date of this Agreement, a warrant for 150,000 shares of BioMedicines Common Stock in the form of Exhibit B hereto (the “Warrant”).

5.02                        Royalties.

(a)                                  In consideration for the grant of the rights and licenses set forth in Section 2.01, in addition to the other payments set forth in this Article 5, BioMedicines shall pay to Chiron in immediately available funds a royalty of [*] on aggregate Net Sales.

(b)                                 Royalties under this Section 5.03 shall be payable on a Licensed Product-by-Licensed Product basis, and shall be imposed only once with respect to any sale of the same unit of Licensed Product by BioMedicines or its sublicensees, and no multiple royalties shall be payable by BioMedicines because any Licensed Product is covered by more than one of the Chiron Patent Rights or one or more claims of the Chiron Patent Rights.

(c)                                  BioMedicines’ obligation to pay royalties to Chiron shall expire upon the expiration of the last to expire of the Chiron Patent Rights.

5.03                        Payment of Royalties; Reports.

(a)                                  First Commercial Sale.  BioMedicines shall report to Chiron the date of First Commercial Sale of a Licensed Product within thirty (30) days of such occurrence.

(b)                                 Royalty Statements.  BioMedicines shall deliver to Chiron, within sixty (60) days after the end of each calendar quarter, a statement setting forth the Net Sales of Licensed Products during such calendar quarter (including the country of manufacture and an itemized calculation of the amount of Net Sales in the United States, its territories and possessions) and the royalties due hereunder.  Each such statement shall be accompanied by a remittance of the royalties in United States Dollars due for such calendar quarter.  Net Sales and royalties computations contained in any such statement shall be certified by BioMedicines as accurate to the best of its ability consistent with BioMedicines’ standard practices in performing such computations.

(c)                                  Manner of Payment.  All payments hereunder shall be in United States dollars in immediately available funds and shall be made by wire transfer to such bank account as may be designated in writing from time to time by Chiron.

(d)                                 Currency.  If Net Sales are in a currency other than United States Dollars, the Net Sales, for the purpose of calculating payments hereunder shall be determined in the applicable foreign currency and then converted into United States Dollars at the end of each calendar quarter using an exchange rate equal to the simple average of the daily “U.S. Dollar Noon Buying Rates,” on each business day of the applicable calendar quarter, as published at 12:00pm daily New York time by the Federal Reserve Bank of New York (available on Bloomberg L.P. and Reuters).  Any loss of exchange, value, taxes or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by BioMedicines for the currency conversion of Net Sales.

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(e)                                  Taxes.  All taxes levied on account of royalties payable to BioMedicines hereunder shall be paid by BioMedicines.  In the event laws or regulations require withholding of taxes from any payment of royalties, the taxes will be deducted by BioMedicines from the royalty payment and will be paid by BioMedicines to the proper taxing authority.  BioMedicines will furnish Chiron with the original copies of all official receipts for such taxes.  In the event of any such withholding, the Parties agree to confer regarding other measures to minimize such withholding.

(f)                                    Overdue Payments.  Any overdue payments under this Agreement, including without limitation, royalty payments made hereunder after the date such payment is due, shall bear interest at the lesser of [*] above the [*] as published in the Wall Street Journal as of the date such payment was due, or (b) the maximum rate permitted by applicable law (the “Interest Rate”).  The Interest Rate shall be calculated based on a 360-day year from the date payment was due until received by Chiron.

ARTICLE 6.

RECORDS; AUDIT

6.01                        Record Retention.  BioMedicines shall keep complete and accurate records in sufficient detail to permit Chiron to confirm the accuracy of reported royalties hereunder, including without limitation, general accounting ledgers, invoice/sale registers, original invoices and shipping documents, tax returns, inventory and manufacturing records, sublicense and distributor agreements and price lists, product catalogs and other marketing materials.  Such records shall be retained by BioMedicines for at least the longer of one (1) year after completion of the audit thereof (if an audit has been requested) or three (3) years following the calendar year in which any such payments were made hereunder.

6.02                        Royalty Audit.  Once per [*] period and once within [*] after termination of this Agreement, BioMedicines agrees to make its records for payment of royalties due available for examination by Chiron during normal business hours.  Chiron shall have the option to engage, at its own expense, an independent certified public accountant reasonably acceptable to BioMedicines to examine, in confidence, BioMedicines’ records as may be necessary to determine the correctness of any payment of royalties hereunder made by BioMedicines.  The report of such accountant shall be limited to a certificate verifying any report made or payment submitted by BioMedicines during such period but may include, in the event the accountant shall be unable to verify the correctness of any such payment, information relating to why such payment is unverifiable.  All information contained in any such certificate shall be deemed to be the Confidential Information of BioMedicines hereunder.  If any audit performed under this Section 6.02 shall indicate that any payment due hereunder was underpaid, BioMedicines shall promptly pay the amount of any underpayment.  If any audit performed under this Section 6.02 shall indicate that any payment hereunder was in error to Chiron’s detriment by more than [*] for any [*] period, BioMedicines shall pay the cost of the audit.

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ARTICLE 7.

PATENTS

7.01                        Patent Prosecution and Maintenance.

During the term of this Agreement, Chiron, using its sole business judgment, and at its expense, shall have the right to maintain and prosecute the Chiron Patent Rights.  If Chiron elects to not prosecute, maintain, or defend any patent within Chiron Patent Rights, Chiron shall timely notify BioMedicines of such decision, and BioMedicines may, at BioMedicines’ sole expense (including attorney’s fees) elect to prosecute, maintain, and/or defend such patent upon providing written notice of such election to Chiron.

7.02                        Enforcement of Chiron Patent Rights.

(a)                                  Notification of Infringement.  If either Party learns of an infringement by a Third Party of the Chiron Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

(b)                                 Enforcement by Chiron.  Chiron shall have the first right to elect to enforce the Chiron Patent Rights against Third Parties.  In the event Chiron shall so elect, Chiron shall determine the strategy and BioMedicines shall reasonably assist and, at Chiron’s request, cooperate with Chiron in any such enforcement.  Chiron shall bear all associated costs and expenses (including attorneys’ fees).  In the event damages or recoveries directly related to Omega Interferon or the Licensed Products are awarded in such action, such amounts shall first be applied to reimburse Chiron and BioMedicines for any out of pocket costs and expenses (including attorney’s fees) incurred in connection with such action, and the remainder shall be shared [*] by the Parties.

(c)                                  Enforcement by BioMedicines.  If within [*] days after written request by BioMedicines, Chiron elects not to enforce the Chiron Patent Rights against any Third Party infringing in the Field, BioMedicines shall have the right, but not the obligation, to enforce the Chiron Patent Rights against such Third Party.  BioMedicines shall consult with Chiron and keep Chiron regularly advised of BioMedicines’ strategies, plans, progress and results of any such enforcement action.  BioMedicines shall bear all associated costs and expenses (including attorneys’ fees).  In the event damages or recoveries shall be awarded in such action, such amounts shall be applied first to reimburse BioMedicines and Chiron for any out of pocket costs incurred in connection with such action.  Remaining amounts will be retained by BioMedicines and treated as Net Sales in the year in which such amounts are received by BioMedicines for purposes of determination of royalties payable by BioMedicines to Chiron.

7.03                        Third Party Claims.  Each Party shall promptly notify the other upon becoming aware of any Third Party claim or action against BioMedicines for infringement of Third Party patent rights through the use of the Chiron Patent Rights in the making, using, selling or importing of Licensed Products.  Chiron shall have the right to defend the Chiron Patent Rights against Third Party claims that the Chiron Patent Rights are invalid or unenforceable and shall bear all associated costs and expenses (including attorneys’ fees) and pay all damages and settlement amounts.  Chiron shall consult with BioMedicines and keep BioMedicines regularly advised of Chiron’s strategies, plans, progress and results of any such defense.  In the event that Chiron shall decide not to defend Chiron Patent Rights, it shall notify BioMedicines of such intention without delay and in sufficient time to enable BioMedicines to defend the Chiron Patent Rights

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ARTICLE 8.

CONFIDENTIALITY

8.01                        Confidentiality.  For the term of this Agreement and any extensions and for a period of [*] years thereafter, each Party agrees to keep confidential and not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any Confidential Information disclosed to it by the other Party, except that each Party shall not be prevented from disclosing information:

(a)                                  which it can demonstrate by written records was previously known to it;

(b)                                 which is, or becomes in the future, public knowledge through no fault or omission attributable to the receiving Party;

(c)                                  which is lawfully obtained without restriction by the receiving party from sources independent of the disclosing Party without breach of a confidentiality obligation; or

(d)                                 which was independently discovered or developed by the disclosing Party without access to or the use of the other Party’s Confidential Information, as can be documented by written records created at the time of such independent discovery or development.

8.02                        This Agreement.  The Parties agree that the material terms of the Agreement and the Warrant shall be considered Confidential Information of both Parties.  Notwithstanding the foregoing, (i) the Parties shall be permitted to disclose in filings with the Securities Exchange Commission (“SEC”) those terms of this Agreement an the Warrant required to be disclosed under law or regulation; provided that the Parties shall consult with one another concerning which terms of this Agreement and the Warrant shall be requested to be redacted in any SEC filings, and provided however, that in the event of a filing each party shall seek confidential treatment in its SEC filings for the financial terms of this Agreement and the Warrant, (ii) each Party shall have the right to disclose in confidence the terms of the Agreement to parties retained by such Party to perform legal, accounting or similar services and who have a need to know such terms in order to provide such services and (iii) at the request of either Party, the Parties shall mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter.

8.03                        Authorized Disclosure.

(a)                                  Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following:

(i)                                     enforcing and or defending rights or obligations under this Agreement;  and

(ii)                                  complying with any court order;

provided however that the Party required to or intending to disclose the other Party’s Confidential Information under this Section 8.03 shall have first given prompt notice to the other

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Party to enable it to seek any available exemptions from or limitations on such disclosure, and shall reasonably cooperate in such efforts by the other Party.

(b)                                 Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to this Section 8.03, it will give reasonable advance notice to the other Party of such disclosure and use reasonable commercial efforts to secure confidential treatment of such information.  In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

ARTICLE 9.

INDEMNIFICATION

9.01                        Indemnification by BioMedicines.

(a)                                  BioMedicines shall indemnify, defend and hold harmless Chiron, its officers, directors, employees, stockholders, agents and representatives (collectively, “Chiron Indemnitees”) from any and all losses, demands, damages, liabilities, costs and expenses, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to the research, development, marketing, design, manufacture, distribution, use and/or sale of Licensed Products by, on behalf of, or under authority of, BioMedicines or its sublicensees.  Notwithstanding the foregoing, no Chiron Indemnitee shall be entitled to indemnification under this Section 9.01 against any Losses arising out of such Chiron Indemnitee’s negligence or willful misconduct.

(b)                                 Each Chiron Indemnitee shall notify BioMedicines in writing promptly upon becoming aware of any pending or threatened claim, suit, proceeding or other action (“Claim”) to which such indemnification may apply.  Failure to provide such notice shall constitute a waiver of BioMedicines’ indemnity obligations hereunder if and to the extent that BioMedicines is materially damaged thereby.  BioMedicines shall have the right to assume and control the defense of the Claim at its own expense.  If the right to assume and control the defense is exercised, the Chiron Indemnitee shall have the right to participate in, but not control, such defense at its own expense, and BioMedicines’ indemnity obligations shall be deemed not to include attorneys’ fees and litigation expenses incurred by the Chiron Indemnitee after the assumption of the defense by BioMedicines.  If BioMedicines does not assume the defense of the Claim, the Chiron Indemnitee may defend the Claim, at BioMedicines’ expense; provided that the Chiron Indemnitee shall not settle or compromise the Claim without the consent of BioMedicines, which consent shall not be unreasonably withheld.  The Chiron Indemnitee shall cooperate with BioMedicines and will make available to BioMedicines all pertinent information under the Chiron Indemnitee’s control.

9.02                        Indemnification by Chiron.

(a)                                  Chiron shall indemnify, defend and hold harmless BioMedicines, its officers, directors, employees, stockholders, agents and representatives (collectively, “BioMedicines Indemnitees”) from any and all losses, demands, damages, liabilities, costs and expenses, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to the

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warranties and representations made by Chiron in the Agreement.  Notwithstanding the foregoing, no BioMedicines Indemnitee shall be entitled to indemnification under this Section 9.02 against any Losses arising out of such BioMedicines Indemnitee’s negligence or willful misconduct.

(b)                                 Each BioMedicines Indemnitee shall notify Chiron in writing promptly upon becoming aware of any pending or threatened claim, suit, proceeding or other action (“Claim”) to which such indemnification may apply.  Failure to provide such notice shall constitute a waiver of Chiron’s indemnity obligations hereunder if and to the extent that BioMedicines is materially damaged thereby.  Chiron shall have the right to assume and control the defense of the Claim at its own expense.  If the right to assume and control the defense is exercised, the BioMedicines Indemnitee shall have the right to participate in, but not control, such defense at its own expense, and Chiron’s indemnity obligations shall be deemed not to include attorneys’ fees and litigation expenses incurred by the BioMedicines Indemnitee after the assumption of the defense by Chiron.  If Chiron does not assume the defense of the Claim, the BioMedicines Indemnitee may defend the Claim, at Chiron’s expense; provided that the BioMedicines Indemnitee shall not settle or compromise the Claim without the consent of Chiron, which consent shall not be unreasonably withheld.  The BioMedicines Indemnitee shall cooperate with Chiron and will make available to Chiron all pertinent information under the BioMedicines Indemnitee’s control.

9.03                        Damage.  Notwithstanding anything to the contrary in this Agreement, in no event shall either Party be responsible for any incidental or consequential damages, including without limitation lost profits or opportunities, and/or damages in connection with Default and/or termination of this Agreement, incurred by the other Party or any indemnitee hereunder.

9.04                        Insurance.  Each party shall maintain, through self-insurance or commercially-placed insurance, adequate coverage for the indemnification obligations set forth herein, consistent with pharmaceutical industry practices.

ARTICLE 10.

TERMINATION

10.01                 Term.  This Agreement shall commence on the Effective Date and automatically terminate upon the expiration of the last to expire of Chiron Patent Rights in the Territory.

10.02                 Termination by BioMedicines.  BioMedicines may terminate, in whole or in part, any of the licenses granted by Chiron to BioMedicines under Chiron Patent Rights with ninety (90) days’ prior written notice to Chiron.  All licenses so terminated shall revert back to Chiron.

10.03                 Termination for Discontinuation of Development.  In the event that BioMedicines and its sublicensees have discontinued all development and commercialization activities relating to Licensed Products, this Agreement shall terminate and all licenses under the Chiron Patent Rights granted to BioMedicines and its sublicensees hereunder shall revert to Chiron thirty (30) days thereafter.

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10.04                 Termination for Default.  In the event of a Default by BioMedicines in its capacity as a licensee under this Agreement, Chiron may terminate the licenses under the Chiron Patent Rights granted to BioMedicines and its sublicensees hereunder by written notice to BioMedicines, and upon BioMedicines’ receipt of such notice, all licenses under the Chiron Patent Rights granted to BioMedicines and its sublicensees hereunder shall revert to Chiron.

10.05                 Insolvency or Bankruptcy.

(a)                                  Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by the Parties are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code.  The Parties agree that each Party, in its capacity as a licensee of such rights under this Agreement, shall retain all licenses granted to it hereunder and may fully exercise all of its rights and elections under the United States Bankruptcy Code, subject to payment to the other Party of any royalties or other payments due pursuant to Article 5.  The Parties further agree that, in the event of commencement of a bankruptcy proceeding by or against either Party under the United States Bankruptcy Code, the Party hereto which is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by any non-subject Party.

10.06                 Surviving Obligations.  The provisions of Articles 1, 3, 6, 8, 9, 11 and Sections 5.04 (c) and (g) and Section 10.7 shall survive any termination or expiration of this Agreement.  Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration.

10.07                 Effects of Termination.  Upon termination of this Agreement in its entirety or otherwise with respect to rights in any Licensed Product in accordance with Section 10.02, BioMedicines and its sublicensees shall thereupon have the right to sell that amount of any such Licensed Product that BioMedicines and its sublicensees then have on hand, provided however, that with respect to any such Licensed Product for which any payment is due under Article 5 hereof, BioMedicines shall make such payment to Chiron as required therein.

ARTICLE 11.

MISCELLANEOUS PROVISIONS

11.01                 Assignment.  Neither this Agreement nor any interest hereunder shall be assignable by either Party without the prior written consent of the other Party; provided that either Party may assign this Agreement and all of its rights and obligations hereunder, without such consent, to an entity which acquires all or substantially all of the research program or product rights to which

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this Agreement pertains, whether by merger, consolidation, reorganization, acquisition, sale, license or otherwise.  This Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.  Any assignment not in accordance with this Section 11.01 shall be void.

11.02                 Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.03                 Force Majeure.  Neither Party shall be liable to the other for loss or damages, nor shall have any right to terminate this Agreement for any default or delay attributable to any Force Majeure, if the Party affected shall give prompt notice of any such cause to the other Party.  The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled, provided however, that such affected Party commences and continues to take reasonable and diligent actions to cure such cause.

11.04                 Notices.  All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided however, that notices of a change of address shall be effective only upon receipt thereof):

If to BioMedicines, addressed to:

BioMedicines Inc.

2000 Powell Street, Suite 1640

Emeryville, California 94608

Attention: Mark Moran, M.D.

Facsimile: (510) 652-2623

If to Chiron addressed to:

Chiron Corporation

4560 Horton Street

Emeryville, California 94608

Attention: Chief Executive Officer

Facsimile: (510) 655-9910

With a copy to: General Counsel

Facsimile: (510) 654-5360

11.05                 Amendment.  No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

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11.06                 Waiver.  No provision of the Agreement shall be waived by any act, omission or knowledge of any Party or its agents or employees, except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

11.07                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

11.08                 Descriptive Headings.  The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

11.09                 Governing Law.  This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California, without reference to the conflicts of law principles thereof, and the Parties hereby submit to the exclusive jurisdiction of the California courts, both state and federal.

11.10                 Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.  Invalidity, non-enforceability or expiration of any or all of the Chiron Patent Rights shall not affect BioMedicines’ license rights in and to the remaining Chiron Patent Rights.

11.11                 Entire Agreement of the Parties.  This Agreement (including all Exhibits attached hereto, which are incorporated herein by reference) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, representations, promises, understandings and agreements, whether oral or written, between the Parties respecting the subject matter thereof.

11.12                 Dispute Resolution.  The Parties agree that in the event of a dispute between them arising from, concerning or in any way relating to this Agreement, the Parties shall undertake good faith efforts to resolve any such dispute in good faith.  In the event the Parties shall be unable to resolve any such dispute, the matter shall be first referred to the general counsel for each Party for further review and resolution and, if necessary, then to the chief executive officer of each Party.  If after such efforts the Parties are unable to resolve such dispute, a Party may seek any remedy available under applicable law.

11.13                 Independent Contractors.  The relationship between Chiron and BioMedicines created by this Agreement is one of independent contractors, and neither Party shall have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

11.14                 Use of Name.  No right, express or implied, is granted to either Party by this Agreement to use in any manner any trademark or trade name of the other Party, including the names “BioMedicines” and “Chiron”, without the prior written consent of the owning Party.

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11.15                 Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate by their respective duly authorized officers.

BIOMEDICINES INC.

/s/ S. M. Moran

By:	Mark Moran, M.D.

Title: Chief Executive Officer

CHIRON CORPORATION

/s/ Craig A. Wheeler

By:	Craig A. Wheeler

Title:	Vice President
and President, Chiron BioPharmaceuticals

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EXHIBIT A

Chiron Patent Rights

[*]

A-1

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

BIOMEDICINES, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CSW-1	November 7, 2002

Void After November 7, 2007

(or earlier as provided herein)

THIS CERTIFIES THAT, for value received, CHIRON CORPORATION, a Delaware corporation, (the “Holder” or “Purchaser”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from BIOMEDICINES, INC., a Delaware corporation, with its principal office at 2000 Powell Street, Suite 1640, Emeryville, California 94608 (the “Company”) up to one hundred fifty thousand (150,000) shares of Common Stock of the Company (other “Common Stock”), as provided herein.

1.                                      DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

“Exercise Period” shall mean the time period commencing with the date hereof and ending with (a) the earlier of (i) November 7, 2007 or (ii) the third (3rd) anniversary of the date of the closing of the initial public offering of the Company’s Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, or (b) such earlier time as this Warrant is terminated in accordance with the terms herein.

“Exercise Price” shall mean $6.00 per share, subject to adjustment pursuant to Section 5.1 below.

“Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5.1 below.

2.                                      EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)                                  An executed Notice of Exercise in the form attached hereto;

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(b)                                  Payment of the Exercise Price in cash or by check; and

(c)                                  This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within thirty (30) days after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1                               Net Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect (the “Conversion Right”) to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =                                  the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =                                the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =                              Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be:

(a)                                  the average daily Market Price (as defined below) during the period of the most recent ten (10) days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading and; or

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(b)                                  if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

(c)                                  If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the “National Market System”) of the Nasdaq, the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System.  If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated.  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by the Board of Directors of the Company.

2.2                               Company’s Repurchase Option.  Notwithstanding any provision herein to the contrary, if the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System, and the reported closing price per share of the Common Stock exceeds three hundred percent (300%) of the Exercise Price for thirty (30) consecutive trading days (the “Reference Period”), the Company may, at its option, purchase this Warrant from the Holder at a price equal to the product of: (A) the number of shares for which this Warrant is exercisable multiplied by (B) the difference of (i) the highest reported closing price per share of the Common Stock during the period beginning with the first day of the Reference Period and ending the day before the Repurchase Date (as defined below) less (ii) the Exercise Price.  If the Company elects to purchase this Warrant, the Company will notify the Holder in writing.  The Company and the Holder shall effect the purchase with respect to any portion of this Warrant that has not been exercised by the holder on the twentieth (20th) day following the date of the Company’s written notice regarding the purchase or such earlier date as the Company and the Holder may agree (the “Repurchase Date”).  On the Repurchase Date the Company shall pay the Holder the purchase price determined in accordance with the provisions hereof, and the Warrant shall thereafter be void and may not be exercised.

3.                                      COVENANTS OF THE COMPANY.

3.1                               Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate

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action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2                               Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

3.3                               Notice of Expiration.  If this Warrant has not been fully exercised on or before the date thirty (30) days prior to the end of the Exercise Period, the Company shall thereafter provide Holder with at least twenty (20) days advance written notice of the date on which this Warrant is to expire.  If the Company fails to provide such notice, the Exercise Period shall be extended until the date thirty (30) days after the date said notice is provided to Holder.

4.                                      REPRESENTATIONS OF HOLDER AND THE COMPANY.

4.1                               Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof, other than potential transfers between affiliates (including affiliated funds).  The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2                               Securities Are Not Registered.

(a)                                  The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention, other than potential transfers between affiliates (including affiliated funds).

(b)                                  The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

(c)                                  The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  Holder is aware that the conditions for resale

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set forth in Rule 144 have not been satisfied and that the Comopany presently has no plans to satisfy these conditions in the foreseeable future.

4.3                               CORPORATE ACTIONS.  The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Common Stock pursuant hereto and the performance of the Company’s obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.  The Company represents and warrants that it shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

5.                                      ADJUSTMENT OF EXERCISE PRICE AND EFFECT OF ORGANIC CHANGES.

5.1                               Adjustment of Exercise Price.  In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5.2                               Reorganization, Reclassification, Consolidation, Merger or Sale.  If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction other than a Cash Liquidity Event (as defined below) shall be effected in such a way that holders of the Company’s Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such

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Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

5.3                               Early Termination.  In the event of, at any time during the Exercise Period, any consolidation or merger of the Company with or into any other corporation, person or other entity or a sale, lease or other disposition of all or substantially all of the assets of the Company in which the Exercise Shares are exchanged for cash (each, a “Cash Liquidity Event”), the Company shall provide to the Holder twenty (20) days advance written notice of such Cash Liquidity Event, and this Warrant shall terminate unless exercised prior to the date such Cash Liquidity Event is consummated.

5.4                               Certain Events.  If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid.  The adjustment shall be such as to give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

5.5                               Notice of Adjustments, Organic Changes, etc.  Except as otherwise provided herein, in the event of any adjustment to the number of shares of Common Stock pursuant to this Article 5, the Company shall provide to Holder within thirty (30) days of such adjustment a certificate signed by its Chief Financial Officer setting forth, in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment.

6.                                      REGISTRATION RIGHTS. The Holder will become a party to that certain Amended and Restated Investor Rights Agreement dated September 12, 2000, to include any Common Stock of the Company issued upon exercise of the Warrant in the definition of “Registrable Securities” for purposes of Sections 1.3, 1.4, 1.5, 1.7, 1.8, 1.9, 1.10, 1.11, 1.13, 1.15, 1.16 and 3 thereof.

7.                                      FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8.                                      DISPOSITION OF SECURITIES. The Holder agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless (i) such disposition

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is in compliance with the Act, and the Holder shall have provided the Company with a description of the proposed disposition, provided that such description shall not be required, if the disposition is permitted under Rule 144 of the Act or (ii) there is in effect a registration statement under the Act covering the proposed disposition and such disposition is made in accordance with the registration statement.

Notwithstanding the other provisions of this Section 8, the Holder may assign Common Stock (or other securities) of the Company held by such Holder to (i) any partner or retired partner of the Holder, if the Holder is a partnership, (ii) any member or former member of the Holder, if the Holder is a limited liability company, (iii) any affiliate, including affiliated funds, (iv) any family member or trust for the benefit the Holder or a family member, if the Holder is an individual, (v) any successor to the Company, by merger, consolidation or otherwise, or that acquires all or substantially all of the assets of the Holder; provided that the Company is given written notice thereof

9.                                      NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10.                               TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

11.                               LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.                               NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page and to Holder at 4560 Horton Street, Emeryville, California 94608 or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

13.                               ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14.                               GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of November 7, 2002.

BIOMEDICINES, INC.

By:	/s/ S. M. Moran

Name:	Mark Moran
Title:	Chief Executive Officer

Address:	2000 Powell Street
Suite 1640
Emeryville, CA 94608

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NOTICE OF EXERCISE

TO: BIOMEDICINES, INC.

(1)                                  ☐                                    The undersigned hereby elects to purchase                            shares of the Common Stock of BIOMEDICINES, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐                                    The undersigned hereby elects to purchase                            shares of the Common Stock of BIOMEDICINES, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)                                  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)                                  The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except as permitted by applicable law; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this
form and supply required information.  Do not
use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.